UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2010
PAA Natural Gas Storage, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34722 (Commission File Number)	26-1679071 (IRS Employer Identification No.)
333 Clay Street, Suite 1500
Houston, Texas 77002
(Address of principal executive office) (Zip Code)
(713) 646-4100
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.
     On May 5, 2010, PAA Natural Gas Storage, L.P. (the “Partnership”) completed its initial public offering (the “Offering”) of 13,478,000 common units representing limited partner interests (“Common Units”) at $21.50 per common unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-164492) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and pursuant to a Registration Statement on Form S-1 filed by the Partnership pursuant to Rule 462(b) of the Securities Act (File No. 333-166398) on April 29, 2010.
     Omnibus Agreement
     On May 5, 2010, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) with Plains All American GP LLC (“PAA GP”), Plains All American Pipeline, L.P. (“PAA”), and PNGS GP LLC (the “General Partner”), the Partnership’s general partner. The Omnibus Agreement provides for the following matters:
•	the provision by PAA GP to the Partnership of certain general and administrative services and the Partnership’s agreement to reimburse PAA GP for such services;

•	the provision by PAA GP of such employees as may be necessary to operate and manage the Partnership’s business, and the Partnership’s agreement to reimburse PAA GP for the expenses associated with such employees;

•	PAA’s obligation to indemnify the Partnership for certain liabilities and the Partnership’s obligation to indemnify PAA and PAA GP for certain liabilities; and

•	the Partnership’s use of the name “PAA” and related marks.
     The Omnibus Agreement provides that PAA will indemnify the Partnership for certain claims, losses and expenses incurred by the Partnership attributable to, among other matters, environmental, title, tax and regulatory liabilities, and that the Partnership will indemnify PAA and PAA GP from certain losses, costs or damages incurred by PAA or PAA GP attributable to the ownership and operation of the assets of the Partnership and its subsidiaries following the closing of the Offering.
     The Omnibus Agreement can be amended by written agreement of all the parties to the agreement. However, the Partnership may not agree to any amendment or modification that would, in the reasonable discretion of the General Partner, in its capacity as general partner of the Partnership, be adverse in any material respect to the holders of the Partnership’s Common Units without the prior approval of the conflicts committee of the General Partner.
     Except for the indemnification provisions set forth in the Omnibus Agreement, the agreement will terminate if PAA ceases to directly or indirectly control the General Partner or the Partnership or may be terminated by PAA if the General Partner is removed as the Partnership’s general partner under circumstances where “cause” does not exist and the Common Units held by PAA and its affiliates were not voted in favor of such removal.
     The material terms of the Omnibus Agreement are more fully described in the prospectus (the “Prospectus”) included in the Registration Statement in the section entitled “Certain Relationships and Related Party Transactions — Agreements Governing the Transactions — Omnibus Agreement,” which is incorporated herein by reference.
     The foregoing description and the description contained in the Prospectus are not complete and each is qualified in its entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated in this Item 1.01 by reference.

     PAA Natural Gas Storage 2010 Long Term Incentive Plan
     On April 27, 2010, in connection with the closing of the Offering, the Board of Directors of the General Partner adopted the PAA Natural Gas Storage, L.P. 2010 Long Term Incentive Plan (the “Plan”) for employees, directors and consultants of the General Partner and its affiliates, including PAA, who perform services for the Partnership. The Plan consists of restricted units, phantom units, unit options, unit appreciation rights, unit awards and deferred Common Units. The Plan limits the number of Common Units that may be delivered pursuant to awards under the plan to 3,000,000 units. Units forfeited or withheld to satisfy tax withholding obligations will again become available for delivery pursuant to other awards. In addition, if an award is forfeited, canceled or otherwise terminates, expires or is settled without the delivery of units, the units subject to such award will again be available for new awards under the Plan. Common Units to be delivered pursuant to awards under the Plan may be newly issued Common Units, Common Units acquired by us in the open market, Common Units acquired by us from any other person, or any combination of the foregoing. If the Partnership issues new Common Units upon vesting of the phantom units, the total number of Common Units outstanding will increase. The material terms of the Plan are more fully described in the Prospectus in the section entitled “Management — Our Long-Term Incentive Plan,” which is incorporated herein by reference.
     The foregoing description and the description contained in the Prospectus are not complete and each is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 1.01 by reference.
     Tax Sharing Agreement
     On May 5, 2010, in connection with the closing of the Offering, the Partnership entered into a Tax Sharing Agreement with PAA (the “Tax Sharing Agreement”) pursuant to which the parties will allocate among the Partnership and its subsidiaries, on the one hand, and PAA and its subsidiaries (other than the Partnership and its subsidiaries) on the other, the responsibilities, liabilities and benefits relating to any taxes for which a combined return is filed for taxable periods including or beginning on the closing date of the Offering.
     The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Tax Sharing Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
     Credit Agreement
     On April 7, 2010, in connection with the Offering, the Partnership entered into a $400 million Credit Agreement with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, DnB Nor Bank ASA, as Syndication Agent, Wells Fargo Bank, National Association, UBS Loan Finance LLC and Citibank, N.A., as Co-Documentation Agents and the other lenders party thereto (the “Credit Agreement”), effective as of May 5, 2010, the closing date of the Offering. The Credit Agreement includes an accordion feature that allows the Partnership to increase the available borrowings under the facility to $600 million, subject to the satisfaction of certain closing conditions, including the identification of lenders or proposed lenders that agree to satisfy the increased commitment amounts under the facility. The Credit Agreement matures on May 5, 2013.
     The Credit Agreement contains customary conditions of borrowing, customary events of default and customary affirmative and negative covenants, including covenants limiting the Partnership’s ability to (i) make distributions of available cash to unitholders if any default or event of default (as defined in the credit agreement) exists or would result therefrom, (ii) incur additional indebtedness, (iii) grant or permit to exist liens or enter into certain restricted contracts, (iv) engage in transactions with affiliates, (v) make any material change to the nature of the Partnership’s business, (vi) make a disposition of all or substantially all of the Partnership’s assets or (vii) enter into a merger, consolidate, liquidate, wind up or dissolve. The Credit Agreement also contains customary financial covenants that require the Partnership to maintain (1) a minimum consolidated interest coverage ratio (the ratio of consolidated EBITDA to consolidated interest charges, which is net of capitalized interest, in each case as such terms are defined in the Credit Agreement) of not less than 3.0 to 1.0, determined as of the last day of each quarter for the four-quarter period ending on the date of determination; and (2) a maximum consolidated leverage ratio (the ratio of consolidated funded indebtedness to consolidated EBITDA, in each case as such terms are defined in the Credit Agreement) of not more than 4.75 to 1.0 (or, on a temporary basis for not more than three consecutive quarters following the consummation of certain acquisitions, not more than 5.5 to 1.0).
     The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
     Relationships
     As more fully described in the section “Certain Relationships and Related Party Transactions” of the Prospectus, which is incorporated herein by reference, each of the Partnership and the General Partner are direct or indirect subsidiaries of PAA. PAA owns the Partnership’s general partner, which holds a 2.0% general partner interest in the Partnership and all of the incentive distributions rights. PAA also owns an approximate 74.8% limited partner interest in the Partnership. As a result, certain individuals, including officers of PAA and officers and directors of the General Partner, serve as officers and/or directors of more than one of such entities.
ITEM 2.01 Completion of Acquisition or Disposition of Assets.
     On May, 5, 2010, the following transactions, among others, occurred, pursuant to that certain Contribution Agreement dated April 29, 2010 (the “Contribution Agreement”) by and among the Partnership, the General Partner, PAA, PAA Natural Gas Storage, LLC (“Operating Sub”), PAA/Vulcan Gas Storage, LLC (“PVGS”), Plains Marketing, L.P. (“Plains Marketing”), and Plains Marketing GP Inc. (“GP Inc.”):
•	PAA directly and indirectly contributed to the Partnership a 98.0% equity interest in the entities that own its natural gas storage business in exchange for (1) 18,106,529 Common Units, (2) 13,934,351 Series A subordinated units, and (3) 11,500,000 Series B subordinated units and the right to receive a reimbursement of pre-formation capital expenditures in an amount equal to the total amount of cash contributed by the underwriters to the Partnership with respect to the exercise of the over-allotment option granted by the Partnership to the underwriters; and

•	the General Partner contributed to the Partnership a 2.0% equity interest in certain entities that own PAA’s gas storage business, in exchange for a 2.0% general partner interest in the Partnership as well as all of the Partnership’s incentive distribution rights.
     These transfers and distributions described above were made in a series of steps outlined in the Contribution Agreement.
     Each of the Partnership, the General Partner, Operating Sub, PVGS, Plains Marketing and GP Inc. are direct or indirect subsidiaries of PAA. As a result, certain individuals, including officers of PAA and officers and directors of the General Partner, serve as officers and/or directors of more than one of such entities.
     The foregoing description is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed with the Commission on May 4, 2010 and is incorporated in this Item 2.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The description of the Credit Agreement described above under Item 1.01 is incorporated in this Item 2.03 by reference. A copy of the Credit Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this Item 2.03 by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     Amended and Restated Agreement of Limited Partnership of PAA Natural Gas Storage, L.P.
     On May 5, 2010, in connection with the closing of the Offering, the Partnership amended and restated its Limited Partnership Agreement (as amended, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “The Partnership Agreement” and is incorporated herein by reference.
     The foregoing description and the description contained in the Prospectus are not complete and each is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.
     Amended and Restated Limited Liability Company Agreement of PNGS GP LLC
     On May 5, 2010, in connection with the closing of the Offering, the General Partner amended and restated its Limited Liability Company Agreement (as amended, the “LLC Agreement”). The amendments to the LLC Agreement included, among other things, outlining the rights of members, distributions by the General Partner, and management by the board of directors.
     The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.
Item 7.01 Regulation FD Disclosure
     On May 5, 2010, the Partnership announced the completion of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

3.1	Amended and Restated Agreement of Limited Partnership of PAA Natural Gas Storage, L.P. dated May 5, 2010.

3.2	Amended and Restated Limited Liability Company Agreement of PNGS GP LLC dated May 5, 2010.

10.1	Omnibus Agreement by and among Plains All American GP LLC, Plains All American Pipeline, L.P., PNGS GP LLC and PAA Natural Gas Storage, L.P., dated May 5, 2010.

10.2	PAA Natural Gas Storage, L.P. 2010 Long-Term Incentive Plan dated May 5, 2010.

10.3	Tax Sharing Agreement by and among Plains All American Pipeline, L.P. and PAA Natural Gas Storage, L.P., dated May 5, 2010.

10.4	Credit Agreement among PAA Natural Gas Storage, L.P., Bank of America, N.A., DnB Nor Bank ASA, Wells Fargo Bank, National Association, UBS Loan Finance LLC and Citibank, N.A. and the other lenders party thereto, dated as of April 7, 2010.

99.1	Press Release dated May 5, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAA NATURAL GAS STORAGE, L.P.
	By:	PNGS GP LLC,
its general partner

Dated: May 11, 2010	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Amended and Restated Agreement of Limited Partnership of PAA Natural Gas Storage, L.P. dated May 5, 2010.

3.2	Amended and Restated Limited Liability Company Agreement of PNGS GP LLC dated May 5, 2010.

10.1	Omnibus Agreement by and among Plains All American GP LLC, Plains All American Pipeline, L.P., PNGS GP LLC and PAA Natural Gas Storage, L.P., dated May 5, 2010.

10.2	PAA Natural Gas Storage, L.P. 2010 Long-Term Incentive Plan dated May 5, 2010.

10.3	Tax Sharing Agreement by and among Plains All American Pipeline, L.P. and PAA Natural Gas Storage, L.P., dated May 5, 2010.

10.4	Credit Agreement among PAA Natural Gas Storage, L.P., Bank of America, N.A., DnB Nor Bank ASA, Wells Fargo Bank, National Association, UBS Loan Finance LLC and Citibank, N.A. and the other lenders party thereto, dated as of April 7, 2010.

99.1	Press Release dated May 5, 2010.